SHARE-BASED COMPENSATION	12 Months Ended
Dec. 31, 2012
SHARE-BASED COMPENSATION

5. SHARE-BASED COMPENSATION

The fair value of each option or stock-settled share appreciation right, (“SARS”) award is estimated on the date of grant using a binomial-lattice option valuation model. Stock-settled SARS are economically valued the same as stock options. The binomial-lattice model takes into account variables such as volatility, dividend yield, and risk-free interest rate. In addition, the binomial-lattice model considers the contractual term of the option, the probability that the option will be exercised prior to the end of its contractual life, and the probability of termination or retirement of the option holder in computing the value of the option.

The weighted average assumptions for the years ended December 31, 2012, 2011, and 2010 are noted in the following table:

	2012	2011	2010
Expected life (years)	6.2	6.2	6.1
Expected volatility	41.9%	40.0%	43.3%
Expected dividend yield	1.01%	1.04%	0.19%
Risk-free interest rate	2.11%	3.36%	3.75%
Weighted-average fair value per option	$19.91	$20.83	$16.73

The expected life of options granted is derived from the output of the option valuation model and represents the period of time that options granted are expected to be outstanding. Expected volatilities are based on the combination of implied market volatility and our historical volatility. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. As share-based compensation recognized in the consolidated statement of income is based on awards ultimately expected to vest, we incorporate the probability of pre-vesting forfeiture in determining the number of expected vested options. The forfeiture rate is based on the historical forfeiture experience and prospective actuarial analysis.

Stock Award and Incentive Plan:

The 1993 Stock Award and Incentive Plan, as amended on January 31, 2012, (the “1993 Plan” or “Amended Plan”) provides for grants of a variety of awards, such as stock options (including incentive stock options and nonqualified stock options), non-vested stock (including performance stock), SARS (including those settled with common shares), and deferred stock awards and dividend equivalents. At December 31, 2012, there were approximately 5,900,000 shares reserved for issuance under the 1993 Plan, inclusive of 3,100,000 shares reserved for issuance for all outstanding share-based compensation grants.

Stock options and stock-settled SARS

We have utilized the stock option component of the 1993 Plan to provide for the granting of nonqualified stock options and stock-settled SARS with an exercise price at 100% of the market price on the date of the grant. Options and stock-settled SARS are generally exercisable in installments of one-third per year commencing one year after the date of grant and annually thereafter, with contract lives of generally 10 years from the date of grant.

A summary of stock options and stock-settled SARS activity for the year ended December 31, 2012 is presented below:

Options and Stock-Settled SARS Activity:(1)	Number of Units	Weighted Average Exercise Price Per Unit	Weighted Average Remaining Contractual Life (Years)	Aggregate Intrinsic Value
Outstanding at January 1, 2012	3,305,399	$42.71
Granted	470,809	50.33
Exercised	(1,033,941)	36.81
Forfeited	(69,537)	47.47

Outstanding at December 31, 2012	2,672,730	$46.22	5.7	$60.4

Exercisable at December 31, 2012	1,849,254	$45.22	4.5	$43.7

(1)	Options and stock-settled SARS in the table above include awards to all recipients, including those who are part of discontinued businesses.

During the year ended December 31, 2012, we granted 470,809 stock options. The weighted-average grant-date fair value of stock options and the stock-settled SARS granted during the years ended December 31, 2012, 2011, and 2010, was $19.91, $20.83, and $16.73 per share, respectively. Total pre-tax compensation cost related to stock option and stock-settled SARS was $7.6, $6.9, and $7.2 during the years ended December 31, 2012, 2011, and 2010, respectively. The total intrinsic value of stock options and stock-settled SARS exercised during the years ended December 31, 2012, 2011, and 2010 was $26.3, $7.9, and $12.3 respectively. Treasury shares and newly issued shares have been utilized for stock option and stock-settled SARS exercises. The total fair value of stock options and stock-settled SARS vested during the years ended December 31, 2012, 2011, and 2010 was approximately $6.6, $6.8, and $7.6 respectively.

As of December 31, 2012, there was approximately $6.6 of total unrecognized compensation cost related to stock options and stock-settled SARS. That cost is expected to be recognized over a weighted-average period of 1.2 years as the majority of our awards vest over three years.

Total tax benefits realized from share-based awards was $8.0, $2.7, and $4.4 for the years ended December 31, 2012, 2011, and 2010, respectively. Cash received from stock options exercised was $28.0, $8.1, and $20.5 for the years ended December 31, 2012, 2011, and 2010, respectively.

Cash-settled SARS

Our 1993 Plan also provides for the granting of cash-settled SARS, which were granted during 2004 and 2005. Cash-settled SARS are liability-classified awards. Intrinsic value and cash used to settle cash-settled SARS was $0.8, $0.1, and $0.1 for the years ended December 31, 2012, 2011, and 2010, respectively. Cash-settled SARS are exercisable in installments of one-third per year commencing one year after the date of grant and annually thereafter, with contractual lives of ten years from the date of grant. The total amount of before-tax expense/ (income) recognized for cash-settled SARS was $1.2, $(1.2), and $1.1 for the years ended December 31, 2012, 2011, and 2010, respectively. The liability related to our cash-settled SARS was $1.7 and $1.3 at December 31, 2012 and 2011, respectively.

Non-vested stock, non-vested stock units and performance stock

As provided under the 1993 Plan, we have also issued non-vested stock, non-vested stock units and performance stock. Non-vested stock and stock units are subject to certain restrictions on ownership and transferability that lapse upon vesting. Performance stock payouts are based on the attainment of certain financial performance objectives and may vary depending on the degree to which the performance objectives are met. We did not grant any performance stock in 2012, 2011, and 2010. During 2008, we granted performance stock awards for 47,927 shares (assuming par payout) to nine employees, which related to the 2010 performance period. Of these awards, 8,092 vested for which we recorded an expense of $0.4 in 2010. All of the shares were distributed in January 2011.

A summary of non-vested stock and non-vested stock units for the year ended December 31, 2012 is presented below:

Non-vested Stock and Stock Units:(1)	Number of Units	Weighted Average Grant Date Fair Value Per Unit
Nonvested at January 1, 2012	180,930	$40.40
Granted	77,822	50.79
Vested	(45,463)	18.67
Forfeited	(9,432)	46.84

Nonvested at December 31, 2012	203,857	$47.75

(1)	Non-vested stock and stock units in the table above include awards to all recipients, including those who are part of discontinued businesses.

During 2012, we granted 67,139 non-vested stock units to employees and 10,683 shares of non-vested stock to nine directors, which generally vest on the third anniversary of the date of grant. The weighted average fair value of the non-vested stock and non-vested stock units on the date of grant was $50.79 per share which was equal to the closing market price of our stock on the date of the grant. The total amount of share-based compensation expense recognized for non-vested stock and non-vested stock units was $3.4, $2.4, and $2.1 for the years ended December 31, 2012, 2011, and 2010, respectively. As of December 31, 2012, there was $3.0 of total unrecognized compensation cost related to non-vested stock and stock units. That cost is expected to be recognized over a weighted-average period of 1.7 years.

Compensation cost related to all share based compensation arrangements capitalized in inventory as of December 31, 2012 and 2011 was approximately $0.4 and $0.3, respectively.

For awards granted prior to January 1, 2012, in the event of a “change in control” (as defined in the Amended Plan), unless specifically provided to the contrary in an award agreement or grant letter establishing an award, (i) any award carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested, (ii) the restrictions, deferral limitations, payment conditions and forfeiture applicable to any other award, including non-employee directors’ awards, granted under the amended Plan will lapse, and such awards will be deemed fully vested, and (iii) any performance conditions imposed with respect to awards (other than annual cash incentives) shall be deemed to be fully achieved. For awards granted on or after January 1, 2012, if after a “change in control” (as defined in the Amended Plan) the recipient’s employment or independent contractor relationship is terminated by the Company within two (2) years after the change of control without cause, or by such recipient for “good reason” (as defined in the Amended Plan) unless specifically provided to the contrary in an award agreement or grant letter establishing an award, (i) any award carrying a right to exercise that was not previously exercisable and vested will become fully exercisable and vested, (ii) the restrictions, deferral limitations, payment conditions and forfeiture applicable to any other award granted under the Amended Plan will lapse, and such awards will be deemed fully vested, and (iii) any performance conditions imposed with respect to awards (other than annual cash incentives) shall be deemed to be fully achieved.

As of December 31, 2012 and 2011, our Additional paid-in capital pool (“APIC Pool”) which represents excess tax benefits available to absorb potential future tax deficiencies was $77.2 and $71.7, respectively.

In the second quarter of 2012, in an effort to retain key employees of the Coatings Resins business who could be impacted by the potential sale of Coating Resins, we agreed that if any such individual’s employment with Cytec is terminated as a result of a sale of Coating Resins, we would pay such employee an amount equal to the intrinsic value of any unvested stock options and restricted stock units based on the closing price of Cytec stock on the date of the sale. As of June 30, 2012, when we determined we had met all the criteria for discontinued operations, we determined that these certain unvested stock options and restricted stock units that had been accounted for as equity awards should be reclassified to be accounted for as liability awards.

Accordingly, we recorded a liability of $2.9 for these awards at June 30, 2012 by reclassifying $1.7 of previously recognized expense out of Additional paid-in capital and recognized $1.2 of additional expense. In the second half of 2012, an additional $3.7 of expense was recognized related to these awards. During the fourth quarter new facts and circumstances regarding the timing of the close of the Coating Resins sale indicated that a portion of the awards previously reclassified to liability awards would vest prior to closing and were reclassified back to equity awards. Accordingly, we reclassified $2.3 from the liability to Additional paid-in capital. The expense recorded for these liability awards was recognized in Earnings from operations of discontinued business, net of tax on the Consolidated Statement of Income.

At December 31, 2012, 88,611 shares of options and 25,015 restricted stock units, which are included as outstanding in the above tables, are being accounted for as liability awards. At December 31, 2012 the liability related to these awards was $4.1.